UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                                                                                                                      Date of Report (Date of earliest event reported) September 4, 2013

                                         Lakeland Financial Corporation
                                                                                                            (Exact name of registrant as specified in its charter)

Commission File Number:  000-11487

Indiana	35-1559596
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification Number)

202 East Center Street
Warsaw, Indiana  46581-1387
(Address of principal executive offices, including zip code)

                                                                                                              (574) 267-6144
                                                                                                                           (Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

On September 4, 2013, Michael L. Kubacki announced that he will retire as Chief Executive Officer of both Lakeland Financial Corporation (the “Company”) and Lake City Bank (the “Bank”) effective as of the 2014 annual meeting of the shareholders of the Company.  It is expected that David M. Findlay, the President and Chief Financial Officer of the Company, will be appointed the Chief Executive Officer of the Company and the Bank.  Following the 2014 annual meeting, Mr. Kubacki will assume the role of Executive Chairman, which he will hold until the 2016 annual meeting of the shareholders of the Company.  It is expected that Mr. Kubacki will continue serving as Chairman of the Boards of both organizations.

The press release issued on September 4, 2013 is attached hereto as Exhibit 99.1

(e)

On September 4, 2013, the Company and the Bank entered into a Transitional Employment Agreement (the “Agreement”) with Mr. Kubacki.  Pursuant to the terms of the Agreement and in recognition of Mr. Kubacki’s past service and his continuing service as Executive Chairman, the Company will pay Mr. Kubacki an annual salary in accordance with the Company’s normal payroll practices as follows:  (i) $497,000 from September 4, 2013, through the 2014 annual meeting of shareholders; (ii) $500,000 from the 2014 annual meeting of shareholders through the 2015 annual meeting of shareholders; and (iii) $250,000 from the 2015 annual meeting of shareholders through the 2016 annual meeting of shareholders.  Mr. Kubacki is also entitled to annual incentive bonuses equal to fifty percent (50%) of his annual salary.  Mr. Kubacki will remain eligible for all benefits currently available to him, including the Company’s incentive plans, medical, dental, disability, group and executive life insurance and other paid time off policies.

The foregoing description of the Agreement is qualified in its entirety by reference to the Transitional Employment Agreement attached hereto as Exhibit 10.1.

Item 9.01.   Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed herewith:

10.1	Transitional Employment Agreement, dated September 4, 2013, by and among Lakeland Financial Corporation, Lake City Bank and Michael L. Kubacki.

99.1	Press Release issued by Lakeland Financial Corporation on September 4, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lakeland Financial Corporation

Dated: September 4, 2013	By: /s/ David M. Findlay
David M. Findlay
President and Chief Financial Officer